EXHIBIT 99.1

TOMI ENVIRONMENTAL SOLUTIONS APPOINTS FRANCESCO FRAGASSO TO ITS BOARD OF DIRECTORS

-          Brings Over 25 years of Global Financial and Operational Leadership Experience Across Multiple Industries -

FREDERICK, MD, September 16, 2025 (BUSINESS WIRE) — TOMI Environmental Solutions, Inc.® (“TOMI”) (NASDAQ: TOMZ), a global company specializing in disinfection and decontamination utilizing its premier Binary Ionization Technology (BIT) platform through its SteraMist brand of products, today announced the appointment of Mr. Francesco Fragasso to its Board of Directors, effective immediately.

Mr. Fragasso will also serve on the Audit Committee, Compensation Committee, and Nominating and Governance Committee. He succeeds Mr. Walter Johnsen, who has resigned from the Board effective upon the appointment of Mr. Fragasso.

Mr. Fragasso brings more than 25 years of global financial and operational leadership experience across multiple industries. Most recently, he served as Chief Financial Officer of Hamilton Thorne Ltd. (TSX: HTL), a publicly traded life sciences company. He previously held CFO roles at Fluence Corporation Ltd. (ASX: FLC), Desalitech, Inc., and Novara Fuel Cells, Inc., as well as senior finance and operations positions at MMN SpA and Deloitte SpA in Italy. Mr. Fragasso is a European Chartered Public Accountant and holds an MBA from Boston University and a Bachelor and Master of Science in Business and Economics from Università Bocconi in Milan, Italy.

Dr. Halden Shane, Chief Executive Officer of TOMI commented, “We warmly welcome Francesco to the Board, where his extensive experience guiding innovative companies through growth and transformation will be a true asset to TOMI,” said Dr. Halden Shane, Chief Executive Officer of TOMI. “His financial expertise and global perspective will be invaluable as we continue to execute our strategy and expand TOMI’s presence across multiple industries. I also want to thank Walter Johnsen for his many years of service and contributions to TOMI. We wish him the very best in his future endeavors.”

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TOMI™ Environmental Solutions, Inc.: Innovating for a safer world®

TOMI™ Environmental Solutions, Inc. (NASDAQ:TOMZ) is a global decontamination and infection prevention company, providing environmental solutions for disinfection through the manufacturing, sales and licensing of its premier Binary Ionization Technology ® (BIT™) platform. Invented under a defense grant in association with the Defense Advanced Research Projects Agency (DARPA) of the U.S. Department of Defense, BIT™ solution utilizes a low percentage hydrogen peroxide as its only active ingredient and uses patented ionized Hydrogen Peroxide (iHP™) technology in all SteraMist systems to create superior disinfection. TOMI products are designed to service a broad spectrum of use sites, including, but not limited to, hospitals and medical facilities, biosafety labs, pharmaceutical facilities, commercial and office buildings, schools, restaurants, meat and produce processing facilities, and police and fire departments.

For additional information, please visit http://www.steramist.com/ or contact us at info@tomimist.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management’s judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, statements relating to TOMI’s ability to execute its business strategies. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, our ability to maintain and manage growth and generate sales, our reliance on a single or a few products for a majority of revenues; the general business and economic conditions; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed by us with the SEC and other periodic reports we filed with the SEC. The information provided in this document is based upon the facts and circumstances known at this time. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and we undertake no duty to update such information, except as required under applicable law.

INVESTOR RELATIONS CONTACT:

John Nesbett/Rosalyn Christian

IMS Investor Relations

tomi@imsinvestorrelations.com

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